UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2017

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Paper Company (the “Company”) held its annual meeting of shareowners on May 8, 2017.

(b) Of the 412,896,493 shares outstanding on the record date and entitled to vote at the meeting, 375,503,171 shares were present at the meeting in person or by proxy, constituting a quorum of 90.9 percent. The shareowners of the Company’s common stock considered and voted upon four Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 12 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2018 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	320,704,509	2,170,160	447,364	52,181,138
William J. Burns	322,119,892	742,798	459,343	52,181,138
Ahmet C. Dorduncu	317,236,927	5,573,749	511,357	52,181,138
Ilene S. Gordon	282,936,846	39,945,477	439,710	52,181,138
Jay L. Johnson	321,756,025	1,093,484	472,524	52,181,138
Stacey J. Mobley	318,906,954	3,928,144	486,935	52,181,138
Kathryn D. Sullivan	322,182,372	715,632	424,029	52,181,138
Mark S. Sutton	311,274,815	8,736,452	3,310,766	52,181,138
John L. Townsend, III	319,276,329	3,597,891	447,813	52,181,138
William G. Walter	319,922,880	2,948,079	451,074	52,181,138
J. Steven Whisler	321,303,962	1,568,236	449,835	52,181,138
Ray G. Young	321,321,900	1,555,951	444,182	52,181,138

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2017

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 by the following count:

For	Against	Abstain	Broker Non-Votes
371,094,926	3,709,098	699,147	—

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
308,512,121	13,266,912	1,543,000	52,181,138

Item 4 – Company Proposal to Vote on a Non-Binding Vote on the Frequency with which Shareowners Will Vote to Approve the Compensation of Our Named Executive Officers in Future Years

The holders of the Company’s common stock voted on the non-binding resolution regarding the frequency with which shareowners will vote to approve the compensation of the Company’s named executive officers in future years by the following count:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
280,717,335	779,748	40,999,008	825,942	52,181,138

See Item 5.07(d) below.

Item 5 – Shareowner Proposal Concerning a Policy on Accelerated Vesting of Equity Awards of Senior Executive Officers upon a Change in Control

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning a policy on accelerated vesting of equity awards of senior executive officers upon a change in control by the following count:

For	Against	Abstain	Broker Non-Votes
103,554,165	218,069,446	1,698,422	52,181,138

(c) Not applicable.

(d) In line with the results set forth in Item 5.07(b), Item 4 above, the Company’s Board of Directors has determined to continue to hold advisory votes on executive compensation on an annual basis until the next say-on-pay-frequency vote, which is required to occur at least once every six years and thus will occur no later than the Company’s 2023 annual meeting of shareowners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 9, 2017	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and
Corporate Secretary

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